EXHIBIT A

AMENDMENT NO. 4
TO THE
GULFMARK OFFSHORE, INC.
1997 INCENTIVE EQUITY PLAN

Pursuant to the terms and provisions of Article 6 of the GulfMark Offshore, Inc. 1997 Incentive Equity Plan (the “Plan”), GulfMark Offshore, Inc., a Delaware corporation (the “Company”) hereby adopts the following Amendment No. 4 to the Plan (the “Amendment No. 4”).

ARTICLE I.  AMENDMENTS TO THE PLAN

1.01           The last sentence of Section 1.2 of the Plan is amended to read as follows:

Awards may also be granted to replace awards under a plan or arrangement of a business entity, all or a portion of which is acquired by the Company or a Related Company.

ARTICLE II.  ADOPTION OF AMENDMENT

2.01.                      Each amendment made by this Amendment No. 4 to the Plan has been effected in conformity with the provisions of the Plan.  This Amendment No. 4 was adopted by the Board of Directors of the Company on March 20, 2008.

Dated: March 20, 2008

GulfMark Offshore Inc.

By:                           /s/ Edward A. Guthrie
Name:                      Edward A. Guthrie
Title:                        Executive Vice President – Finance and Secretary